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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 12, 1997


                               PICO HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


       California                     0-18786                 94-2723335
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)            Identification No.)


875 Prospect Street, Suite 301, La Jolla, California                   92037
       (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (619) 456-6022




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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        The Registrant amends Item 7, FINANCIAL STATEMENTS AND EXHIBITS, to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

Exhibit No.                             Description
-----------                             -----------
16.1               Letter regarding change in Certifying Accountant from Coopers
                   & Lybrand L.L.P., independent auditors.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PICO HOLDINGS, INC.


Date:  June 26, 1997         By: /s/ Gary W. Burchfield
                                ------------------------------------------------
                                     Gary W. Burchfield, Chief Financial
                                     Officer and Treasurer




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                                  EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------
16.1               Letter regarding change in Certifying Accountant from Coopers
                   & Lybrand L.L.P., independent auditors.




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